LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”)

Supplement dated December 30, 2021

to the Currently Effective Statements of Additional Information (“SAI”)

dated May 1, 2021, May 3, 2021 (amended and restated August 5, 2021),

June 15, 2021, August 3, 2021 and September 7, 2021

for each series (the “Funds”) of the Trust

This Supplement updates certain information about the Funds. You may obtain a copy of the Funds’ Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAIs.

At a meeting held on October 25, 2021 of the Board of Trustees of the Trust (the “Board”), the Board approved the appointment of Ken C. Joseph and Manisha A. Thakor as Independent Trustees of the Trust, effective January 1, 2022 (the “Effective Date”).

As of the Effective Date, the SAIs are amended as follows:

1.	The following information is added to the table under the Independent Trustees section of each SAI:

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	114

Board of Directors of University Settlement

Board of Directors of Harvard Kennedy School NY/NJ/CT Alumni Network (President)

Board of Directors of the University of North Carolina, School of Law Alumni Association

Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women, Buckingham Financial	114	Board Member at The National Endowment for Financial Education since 2017.

2.	The following information is added to the Trustee Qualifications section of each SAI:

Ken C. Joseph. Mr. Joseph has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. He is currently a Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas for Kroll LLC (formerly Duff & Phelps, LLC). Mr. Joseph previously served for over 20 years at the U.S. Securities & Exchange Commission, including as Associate Director/Senior Officer in the Division of Examinations (formerly known as the Office of Compliance Inspections and Examinations), and as an Assistant Director in the Division of Enforcement. He previously served as an Associate Dean of St. John’s University, NY. Currently, he serves on the Board of Directors of the Harvard Kennedy School NY/NJ/CT Alumni Network (President), University Settlement, and the University of North Carolina, School of Law Alumni Association. Mr. Joseph provides the board with compliance, securities law and business experience.

Manisha A. Thakor. Ms. Thakor has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. Ms. Thakor currently serves at MoneyZen LLC, which she founded in 2009. From 2018-2020, Ms. Thakor served as Vice President at Brighton Jones. From 2015-2017, Ms. Thakor served as Director of Wealth Strategies for Women at Buckingham Financial. She is a Board member of The National Endowment for Financial Education. Ms. Thakor is also a Chartered Financial Analyst (CFA) charterholder and Certified Financial Planner (CFP®). Ms. Thakor provides the Board with investment management experience and financial services industry insight.

3.	The following information is added to the Board Oversight section of each SAI:

The Board is currently composed of twelve trustees, eleven of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Trustee).

4.	The following information is added to the Board Committees section of each SAI:

Audit Committee. Mr. Joseph was appointed to serve as a member on the Board’s Audit Committee effective January 1, 2022.

Investment Committee. Ms. Thakor was appointed to serve as a member on the Board’s Investment Committee effective January 1, 2022.

Nominating and Governance Committee. Mr. Joseph and Ms. Thakor were appointed to serve as members on the Board’s Nominating and Governance Committee effective January 1, 2022.

5.	The following information is added to the Ownership of Securities section of each SAI:

As new trustees of the Trust, Mr. Joseph and Ms. Thakor do not own any shares of the Funds or the adviser, Lincoln Investment Advisers Corporation, and were not paid any compensation for the fiscal year ended December 31, 2021 by the Trust.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SAI AND OTHER IMPORTANT RECORDS

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